Exhibit 10.8
PUBLIC BUILDINGS SERVICE OF PREMISES
1303 SW First American Plaza, Topeka, Kansas 66604 THIS AGREEMENT, made and entered into this date by and between First Life America Corporation 1303 SW First American whose address is _____ Plaza Topeka, KS 66606 hereinafter called the Lessor, and the UNITED STATES OF AMERICA, hereinafter called the Government WHEREAS, the parties hereto desire to amend the above lease, NOW THEREFORE, these parties for the considerations hereinafter montioned covenant and agre that the said Lease is amended effective _____ , as follows: The word “effective” immediately above was deleted prior to signature by cither party. This supplemental lease agreement (SLA) establishes a change in ownership of the property and an assumption of the Government Lease. _____ .. The preamble of the Lease is hereby amended to stale that the Lessor is: First Life America Corporation 1303 SW First American Place Topeka, K.S 666M By virtue of a Special Warranty Deed executed by the punks of interest and worded on May 1.2006. in Book 43JJ.,, Page 48 Line Number 200gOOU)l62 in the office of the Recorder of Deeds, in the County ol’Shawnee. Kansns. 2, Paragraph 3 oftlie Lease is hereby amended in part to stale ihai rssnial payments slrall be payable to: First Life America Corporation 1303 SW First American Place Topeka, KS 66604 (See attached Sheet 2A) All other terms and conditions of the tease shall remain in force and effort, IN WITNESS WHEREOF, the parties subscribed their names as of the above date. lessor First Life America Corporation General Services Administration, Pyblic Buildings Service East Leasing Services Branch

3. First Life American Corporation hereby releases the Lessee (General Services Administration) from any and all liability Tor rental payments, lump sum hems and reconciliation amounts which have been paid w First American Capital Corporation, a Kansas Corporation, former Lessor, prior to execution of this SLA, 4. Firs; Life America_Cornor.-ition. as Successor-Lessor, hereby assumes, approves and adopts Lease Number GS-06P-5003K effective AijrjlJ.TjyKJfi, and agrees to be bound by, and underrates to perform each and every term, covenant and condition contained in the Lease. The Successor-Lessor further assumes all obligations and liabilities ofall claims and demands against the prior Lessor under the Lease in all respects as if the Successor-Lessor were the original party to the Lease. 5. The Lessor*s Taxpayer IdtTsti fication Number is: 74-2843158 6. The day-to-day management of the Lease has been designated as: John Van Engeien 1303 SW First American PIsca T0pcka,KS 66604 {785)267-7077 INITIALS: Lessor “Qwenunenl _____ Sheet 2 A GS-O6P-5Q031 SLA #2

STANDARD FORM 2 FEBRUARY  _____  U.S. GOVERNMENT LEASE FOR REAL 1965 EDITION GENERAL SERVICES  _____  PROPERTY ADMINISTRATION FPR (41 CFR) 1-16.601 2MB 0037 —— — DATE OF LEASE  _____  LEASE NO. GS-O6P-5003 1 —— — THIS LEASE, made and entered into this date by and between First American Capital Corporation whose address is 1303 SW First American Place Topeka.KS 66604 and whose interest in the property hereinafter described is that of Owner hereinafter called the Lessor, and the UNITED STATES OF AMERICA, hereinafter called the Government: WITNESSETH: The parties hereto for the consideration hereinafter mentioned, covenant and agree as follows: I. Hie Lessor hereby leases to the Government the following described premises: 2,400 rentable square feet that yields 2,143 ANS1/BOMA offlee area (usable) square feet of office and related space together with 17 on-site outside surface parking spaces located at 1303 First American Place, Tapeka, Kansas, 66604, as indicated on the attached Exhibit “A” drawing, which is attached and hereby made a part of this Lease. The Government shall have right to ingress to and egress from the premises nt all times. To be used for office and related purposes. 2.-TO4W^&AN-P-TO HOLD the aaM^Rmises^lfefew-a^i’toa^ thmugh—-= s«bj«6H-o teirojnaH«i-aH^!&B®w8l-rights.awi^ THJS PARAGRAPH IS DELETED IN ITS ENTIRETY. 3. The Government shall pay the Lessor annual rent of $ 51,984 at the rate of $ 4,332.00 per month in arrears. Rent for a lesser period shall be prorated. Rent check shall be made payable to: First American Capital Corporation 1303 SW First American Piaee Tapeka, KS 66604 4. The Government may terminate this lease, in whole or in part at any time on or after August 15,2010 or by giving the Lessor at least 90 days notice in writing. No rent shall accrue after the effective date of termination. Said notice shall be computed commencing with the day after the date of mailing. 5. TOs4iasfl-mus^}0-§3}ia¥fld- afAe^ptro pwided-noti«0^3«-gi¥e»HiM> ^
er-an^reBewal-Wf»^!k*lh«r.4«iT O^^ Said-TOiige shall be oampBted-comTOWgaig^wMi tbo day ofteMhiKiatwPffiallfegT THIS PARAGRAPH IS DELETED IN ITS ENTIRETY.

6. The Lessor shall famish to the Government, as part of the rental consideration, fte following: a) All labor and materials necessary to alter the space, all building services, supplies, utilities and equipment; including heat, air-conditioning and ventilation, electricity for heat, heating and air-conditioning equipment; window washing; hot and cold water, chilled drinking water; toilet supplies; janitorial services and supplies; initial and replacement lamps, tubes, starters, toes and ballasts; general security, lawn and landscaping maintenance, building engineers, management, taxes, and insurance, and any and all other services, supplies and equipment and modifications as mare specifically set forth in the following attached Solicitation for Offers (SFO) 4KS0061 dated November 5,2004 that are attached hereto and hereby made a part of this lease. SFO Summary Section: Paragraphs 1.0 through 1.16 SFO Award Factors Section: Paragraphs 2.0 through 2.2 SFO Miscellaneous Section: Paragraphs 3.0 through 3.17 SFO General Architecture Section: Paragraphs 4.0 through 4.13 SFO Architectural Finishes Section: Paragraphs 5.0 through 5.23 SFO Mechanical, Electrical, Plumbing Section: Paragraphs 6.0 through 6.18 SFO Services, Utilities, Maintenance Section: Paragraphs 7.0 through 7.32 SFO Safety and Environmental Management Section: Paragraphs 8.0 through 8.11 SFO Tenant Improvements Section: Paragraphs 9.0 through 9.1
SFO Special Requirements Section: Paragraphs 10.0 through 10.1 b) Management of the building and Lessor’s insurance costs are included in the rental consideration. 7. The following are attached and made a pare hereof: Standard Form (SF-2)consisthig of 2 pages and Sheets 2A and 2B, consisting of paragraphs 9 through 24; the above referenced portions of Solicitation for Offers (SFO) 4KS0061, consisting of 41 pages; GSA Form 3218, Representations and Certifications, consisting of 7 pages; GSA Form 3517B, General Clauses, consisting of 28 pages; GSA Standards of Conduct, consisting of two pages; and Exhibit “A” drawing of approximate area to be leased. 8. The following changes were made in this lease prior to its execution: Paragraphs 2 and 5 are deleted in their entirety. The words “The General Provisions and Instructions (Standard Form 2A,... edition)” were deleted lsi Paragraph 7 above. Sheets 2A through 2B consisting of Paragraphs 9 through 24, and Exhibit “A” drawing were added. IN WITNESS WHEREOF, the parties hereto have hereunto subscribed their names as of the date first above wrinen. LESSOR _____ First Americnn Capital Corporation IN PRESENCE OF: UNITED STATES OF AMERICA GENERAL SERVICES ADMINISTRATION WEST LEASING BRANCH CONTRACTlNG_OFFICER (Official title) STANDARD FORM 2 FEBRUARY 1965 EDITION

9. TO HAVE AND HOLD the said premises with their appurtenances tor a period of ten (10) years, five (3) years firm term. The Government occupaney shall begin on or about August 15,2005. The actual low period shall be determined by the Government and established with a Supplements! Lease Agreement (SLA). Rest shall commence with occupancy and shall be prorated by taking the rental rate per rentable square foot times the amount of square feet leased. 10. Included in the rental consideration Is a tenant improvement aUowanee provided by the Lessor of $62,250 (29.05 per ANSI/BOMA office area (usable) square foot) to Ije amortized over five (5) years at 7%. If the entire tenant improvement allowance is not used, the Government shall decrease the rent accordingly. If the tenant improvements exceed ihe estimated tenant improvement allowance, the Government shall elect to pay lump sum or reduce the tenant improvement retirements. A Supplemental Lease Agreement (SLA) shall be prepared at occupancy to reconcile the tenant improvement allowance. 11. The space delivered shall contain no less than 2,000 ANSI/BOMA Office Area (usable) and no more than 2,200 ANSI/BOMA Office Area (usable) square feet. The space shall be computed in accordance with the Miscellaneous Section, Paragraph 3.9, ANSI/BOMA Office Area Square Feet, and upon delivery of the space and mutual field measurement, 12. The building has a 1.119925 Common Area Factor for conversion of ANSI/BOMA office area (usable) square feet lo rentable square feet. 13. The Lessor is to provide as pan of the rental consideration 17 on-sltg ouiside surfece parking spaces for use by the tenant and visitors. 14. a.) In accordance with the Miscellaneous Section, Paragraph 3.4 (F), Tax Adjustment, the legal description of the building and parking is as follows: Block A, Lot 3 Shawnee Hills Village Sub. #6 b.) Ira accordance «ith the Miscellaneous Section, Paragraph 3.5, Percentage of Occupancy, for tax purposes the government occupies 12.0% of the building. 15. The base rent for operating costs is $10,584.00 ($4.41 per rentable square foot) annually subject to annual | adjustments as stated in the Miscellaneous Section, Paragraph 3.6, 16. The cost per hour of overtime usage of ihe HVAC system in accordance with Services, Utilities, and Maintenance Section, Paragraph 7.3 is $1,60 per hour. 17. In accordance with Paragraph 3.1 of the Lease the following Unit Cost for Adjustments are established for alterations during the first year of the Lease: a. The per linear fool cost to provide and install office subdividing ceiling-high partitioning $85.00 per linear foot b. The unit cost to provide and install a wall-mounted duplex electrical outlet.. J47.00 c. The unit cost to provide and install a wall-mounted fourplex (double duplex) electrical outlet.,.,$83.00 d. The unit cost to provide and Install a wall-mounted GFI outlct....SS3.00 e. The unit cost to provide and install a dedicated clean electrical computer receptacle...$130.00
f. The unit cost to provide and install a wall-mounted telephone outlet...$122.00 g. The unit cost lo provide and install a (solid core) interior door...$2,903.00 per door 18. The Lessor shall provide a valid occupancy permit for the Government at time of occupancy of the space. _____ ..19. Both parties agree that the Lessor shall provide utilities, maintenance, janitorial supplies, and services necessary for operation of the building and day-to-day activities of ihe tenant as part of the rental consideration. SHEET2A LeaseGS-06P-SOQ3t

20. The Lessor shall provide in writing thai the building meets egress and fire alarm requirements as established by NFPA Standard I OS or equivalent. The written documentation shall address fire alarm signals, if transmitted off- site, to be in compliance with NFPA 101. For Government occupied space, the Lessor shall provide alarm notification system devices and equipment thnt are listed for fire alarm service by Underwriter Laboratories, or other nationally recognized testing lab and audiovisual devices (speakers/strobes) throughout the Government space which shall automatically notify occupants in the event of fsre alarm in accordance with NFPA. 21. The Lessor shall provide the labor, material and supervision nesessary to maintain the structure, roof, walls, windows, doors, and any other necessary building appurtenance to provide watertight integrity, structural soundness, and acceptable appearance, 22. The Lessor shall furnish labor, material, and supervision necessary to maintain all mechanical and electrical equipment and systems in a satisfactory condition to provide reliable service to said systems, and to correct disturbing noises or exposures to fire and safety hazard. All local code requirements shall be displayed on all boilers, unfircd pressure vessels, or any other items for which a certification is required. 23- The Lessor agrees to furnish labor, materials, equipment and supervision necessary to build out the space in accordance with the lease and construction drawings approved by the Government and prepared by die Lessor’s architect in accordance with the General and Special requirements of the SFO. The construction shall be satisfactory to the Government and finished with first class materials and workmanship. In accordance with Paragraphs 5.1 and 5.2 of the lease, the Lessor shall comply to the extent feasible with the Resource Conservation and Recovery Act (RCRA), Section 6002,1976 and use recycled and/or environmentally preferable products and materials where economically feasible. The tenant improvements shall not exceed $62,250 ($29.05 per ANSI/BOMA office area square foot). All tenant improvement costs shall be approved by the GSA Contracting Officer prior to ordering and installation. 24. The Lessor agrees so waive the right to claim for waste or damage arising from any work accomplished in connection with the initial space preparation, and waives all restoration rights for the alterations performed after initial occupancy included In the Lease. SHEET 2B